UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 14, 2006


                            COMVERSE TECHNOLOGY, INC.

             (Exact name of registrant as specified in its charter)


         NEW YORK                       0-15502                  13-3238402

(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


                               810 Seventh Avenue,
                               New York, New York
                                      10019

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (212) 739-1000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.02.   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Item 4.02(a)

The information set forth in Item 4.02 of the Current Report filed by the Company on April 17, 2006, is incorporated herein by reference.

On November 14, 2006, Comverse Technology, Inc. (the "Company") issued a press release announcing that, in connection with the ongoing investigation by the Special Committee of the Company's Board of Directors (the "Special Committee") of the Company's stock option practices and related accounting matters, the Company identified errors in the recognition of revenue related to certain contracts, errors in the recording of certain deferred tax accounts and the misclassification of certain expenses in earlier periods.

In addition, based on information provided to the Company, areas of financial reporting under investigation include the possible misuse of accounting reserves and the understatement of backlog in fiscal 2002 and prior periods. The Company previously had disclosed its preliminary conclusion that the actual dates of measurement for certain past stock option grants for accounting purposes differed from the recorded grant dates for such awards. The Company substantially has completed its investigation of employee stock option practices and has made a preliminary determination of the effect on its previously issued financial statements. The Special Committee's investigation continues, and the Company is unable to estimate the effect of the other accounting issues on its previously issued financial statements or the time it will take to complete the necessary restatements.

Consistent with the conclusion of the Audit Committee of the Company's Board of Directors (the "Board") disclosed in Item 4.02 of the Current Report filed by the Company on April 17, 2006, the Company concluded on November 14, 2006, that due to the accounting issues specified above, in addition to stock options grant practices, the Company's financial statements and any related reports of its independent registered public accounting firm should no longer be relied upon. The Company discussed with its independent registered public accounting firm the accounting issues disclosed in this Item 4.02 but, as the investigation has not been completed the independent registered public accounting firm has not yet had an opportunity to consider the results of the investigation.

ITEM 7.01      REGULATION FD DISCLOSURE.

On November 14, 2006, the Company issued a press release providing an update on its accounting investigation. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Note: This Current Report contains "forward-looking statements" under the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. There can be no assurances that forward-looking statements will be achieved, and actual results could differ materially from forecasts and estimates. Important factors that could cause actual results to differ materially include: the results of the investigation of the Special Committee, appointed by the Board of Directors on March 14, 2006, of matters relating to the Company's stock option grant practices and other accounting matters, including revenue recognition, recording of deferred tax accounts, expenses misclassification, accounting reserves misuse and backlog understating; the impact of any restatement of financial statements of the Company or other actions that may be taken or required as a result of such reviews; the Company's inability to file reports with the Securities and Exchange Commission; risks associated with the Company's inability to meet NASDAQ requirements for continued listing, including possible delisting; risks relating to the right of holders of ZYPS to require the Company to repurchase their ZYPS upon delisting of the Company's shares from NASDAQ at a repurchase price equal to 100% of the principal amount of ZYPS to be purchased; risks of litigation and of governmental investigations or proceedings arising out of or related to the Company's stock option grants or any other accounting irregularities or any restatement of the financial statements of the Company; risks associated with integrating the businesses and employees of the Global Software Services ("GSS") division acquired from CSG Systems International, Netcentrex S.A. and Netonomy,

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Inc.; changes in the demand for the Company's products; changes in capital spending among the Company's current and prospective customers; the risks associated with the sale of large, complex, high capacity systems and with new product introductions as well as the uncertainty of customer acceptance of these new or enhanced products from either the Company or its competition; risks associated with rapidly changing technology and the ability of the Company to introduce new products on a timely and cost-effective basis; aggressive competition may force the Company to reduce prices; a failure to compensate any decrease in the sale of the Company's traditional products with a corresponding increase in sales of new products; risks associated with changes in the competitive or regulatory environment in which the Company operates; risks associated with prosecuting or defending allegations or claims of infringement of intellectual property rights; risks associated with significant foreign operations and international sales and investment activities, including fluctuations in foreign currency exchange rates, interest rates, and valuations of public and private equity; the volatility of macroeconomic and industry conditions and the international marketplace; risks associated with the Company's ability to retain existing personnel and recruit and retain qualified personnel; and other risks described in filings with the Securities and Exchange Commission.

These risks and uncertainties discussed above, as well as others, are discussed in greater detail in the filings of the Company with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These documents are available through the Company, or its website, www.cmvt.com, or through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

       (d)  EXHIBITS:

            Exhibit No.               Description
            -----------               -----------

               99.1 Press Release of Comverse Technology, Inc. dated November 14, 2006








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                COMVERSE TECHNOLOGY, INC.


Date:  November 17, 2006                        By:  /s/  Paul L. Robinson
                                                --------------------------------
                                                Name:   Paul L. Robinson
                                                Title:  Executive Vice President


















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                                  EXHIBIT INDEX


Exhibit No.                                      Description
-----------                                      -----------
   99.1               Press Release of Comverse Technology, Inc. dated November
                      14, 2006





















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